General and administrative expenses	6 Months Ended
Jun. 30, 2020
Analysis of income and expense [abstract]
General and administrative expenses	General and administrative expensesGeneral and administrative expenses increased $4.8 million to $36.0 million from $31.2 million for the six months ended June 30, 2020 and 2019, respectively. This increase was primarily driven by an increase in restricted stock amortization and compensation expenses.